                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 27th day of August, 1999.


                                                     /s/  JERRY W. AMOS
                                                          Jerry W. Amos


STATE OF NORTH CAROLINA

COUNTY OF BUNCOMBE

         This is to certify that before me personally came Jerry W. Amos known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 27th day of August, 1999.

                                                     DEBRA L. BRUCKI
                                                     ---------------
                                                      Notary Public


My commission expires:

December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 18th day of June, 1999.


                                                     /s/  SAM J. DIGIOVANNI
                                                          Sam J. DiGiovanni


STATE OF ILLINOIS

COUNTY OF COOK

         This is to certify that before me personally came Sam J. DiGiovanni known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 18th day of June, 1999.


                                                       RUSSELL J. RUSCIGNO
                                                          Notary Public


My commission expires:

         May 1, 2002

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 21st day of June, 1999.

                                                      /s/ JOHN W. HARRIS
                                                          John W. Harris


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came Muriel W. Helms known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 21st day of June, 1999.


                                                       PAMELA MADARIS
                                                        Notary Public


My commission expires:

         July 21, 2001

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 21st day of June, 1999.


                                                     /s/ JOHN F. MCNAIR III
                                                         John F. McNair III

STATE OF NORTH CAROLINA

COUNTY OF FORSYTH

         This is to certify that before me personally came John F. McNair III known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 21st day of June, 1999.


                                                       M. MARIE HARPER
                                                        Notary Public


My commission expires:

         February 19, 2004

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 23rd day of June, 1999.


                                                     /s/  NED R. MCWHERTER
                                                          Ned R. McWherter

STATE OF TENNESSEE

COUNTY OF WEAKLEY

         This is to certify that before me personally came Ned R. McWherter known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 23rd day of June, 1999.


                                                    --------------------
                                                    MADELYN  B. PRITCHETT
                                                        Notary Public

My commission expires:

         March 19, 2001

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 15th day of June, 1999.

                                       /s/ WALTER S. MONTGOMERY, JR.
                                           Walter S. Montgomery, Jr.


STATE OF SOUTH CAROLINA

COUNTY OF SPARTANBURG

         This is to certify that before me personally came Walter S. Montgomery, Jr. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 15th day of June, 1999.


                                                   PATRICIA J. TATE
                                                     Notary Public

My commission expires:

         March 31, 2002

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 22nd day of June, 1999.


                                                     /s/ DONALD S. RUSSELL, JR.
                                                         Donald S. Russell, Jr.

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came Donald S. Russell, Jr. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 22nd day of June, 1999.

                                                          DEBRA L. BRUCKI
                                                           Notary Public


My commission expires:

         December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 20th day of June, 1999.


                                                     /s/ WARE F. SCHIEFER
                                                         Ware F. Schiefer


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         This is to certify that before me personally came Muriel W. Helms known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 20th day of June, 1999.


                                                           DEBRA L. BRUCKI
                                                            Notary Public


My commission expires:

         December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 27th day of August, 1999.


                                                     /s/ JOHN E. SIMKINS, JR.
                                                         John E. Simkins, Jr.


STATE OF NORTH CAROLINA

COUNTY OF BUNCOMBE

         This is to certify that before me personally came John E. Simkins, Jr. known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 27th day of August, 1999.

                                                       DEBRA L. BRUCKI
                                                     -------------------
                                                        Notary Public


My commission expires:

 December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 27th day of August, 1999.


                                                     /s/  C.M. BUTLER III
                                                          C.M. Butler III


STATE OF NORTH CAROLINA

COUNTY OF BUNCOMBE

         This is to certify that before me personally came C.M. Butler III known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 27th day of August, 1999.

                                                     DEBRA L. BRUCKI
                                                     ---------------
                                                      Notary Public


My commission expires:

December 18, 2000

                       PIEDMONT NATURAL GAS COMPANY, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint DAVID J. DZURICKY, their true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on their behalf and in their name and in their capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of a modification to the Dividend Reinvestment and Stock Purchase Plan of the Company, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in their capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.

         IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 27th day of August, 1999.


                                                     /s/ MURIEL W. HELMS
                                                         Muriel W. Helms

STATE OF NORTH CAROLINA

COUNTY OF BUNCOMBE

         This is to certify that before me personally came Muriel W. Helms known to me to be the individual described in and who executed the foregoing Power of Attorney, and the undersigned Notary Public duly acknowledged that this person executed this document, this 27th day of August, 1999.


                                                       DEBRA L. BRUCKI
                                                        Notary Public


My commission expires:

         December 18, 2000